LVIP American Century Select Mid Cap Managed Volatility Fund Supplement Dated May 2, 2016 to the Summary Prospectus dated May 1, 2016

This Supplement updates certain information in the Summary Prospectus for the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the Summary Prospectus for the Fund:

Effective June 29, 2016 the Fund will have new investment strategies and risks.

The following replaces the information under Principal Investment Strategies on page 2 up to and excluding the discussion of the Managed Volatility Strategy:

The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to mid capitalization securities.

Select Mid Cap Strategy. The Fund, through the underlying funds, invests primarily in medium size companies. Certain underlying funds may invest in securities of foreign companies when these securities meet such underlying fund’s portfolio manager’s standards of selection.

Certain underlying funds invest in securities of medium capitalization companies, as defined by such underlying fund’s management as those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 and smallest 100 such companies. Such underlying fund’s management intends to manage the underlying fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. In selecting stocks for certain underlying fund, the underlying fund’s management looks for companies whose stock price may not reflect the company’s value. Certain underlying fund’s management attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

Certain underlying funds invest in stocks of medium-sized and smaller companies that such underlying fund’s management believes will increase in value over time, using an investment strategy developed by such underlying fund’s management. Such underlying fund’s management makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Certain underlying fund’s management’s principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. Certain underlying funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies.

On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds described above and adding or removing underlying funds. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund to assess each underlying fund’s suitability as an investment for the Fund.

The Fund intends to allocate to underlying funds including, but not limited to, the American Century VP Mid Cap Value Fund (in an amount initially expected to be 80% of the portion of the Fund’s assets not subject to the overlay) and the

American Century VP Capital Appreciation Fund (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.

The following replaces the last paragraph under Principal Investment Strategies on page 2:

The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the underlying funds, which are diversified funds, the Fund indirectly owns a broad mix of equity securities (stocks).

The following replaces the first paragraph under Principal Risks on page 3:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund’s investment performance is affected by each underlying fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each underlying fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the underlying funds’ principal risks.

The following risk is added under Principal Risks on page 3:

●	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.

The information regarding the portfolio managers of the Underlying Fund under Portfolio Managers on page 5 is deleted.